SUMMARY PROSPECTUS
February 28, 2011

MFS® Diversified Target Return Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated February 28, 2011, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to seek total return that exceeds the rate of inflation over the long term.

CLASS	TICKER SYMBOL
Class A	DVRAX
Class B	DVRBX
Class C	DVRCX
Class I	DVRIX
Class W	DVRWX
Class R1	DVRFX
Class R2	DVRHX
Class R3	DVRJX
Class R4	DVRKX

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 11 of the fund’s prospectus and “Waivers of Sales Charges” on page 14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I AND W	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	W	R1	R2	R3	R4
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.10%	1.00%	0.50%	0.25%	None
Other Expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.76%	2.51%	2.51%	1.51%	1.61%	2.51%	2.01%	1.76%	1.51%
Fee Reductions and/or Expense Reimbursements 1	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.40%	2.15%	2.15%	1.15%	1.25%	2.15%	1.65%	1.40%	1.15%

#                 On shares purchased without an initial sales charge and redeemed within 24 months of purchase.

1                  MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 1.40% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.15% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.25% of the fund’s average daily net assets annually for Class W shares, 1.65% of the fund’s average daily net assets annually for Class R2 shares, and 1.15% of the fund’s average daily net assets annually for each of Class I and Class R4 shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least February 29, 2012.

DTR-SUM-022811

MFS Diversified Target Return Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$709	$1,064	$1,443	$2,501
Class B Shares assuming
redemption at end of period	$618	$1,047	$1,503	$2,634
no redemption	$218	$747	$1,303	$2,634
Class C Shares assuming
redemption at end of period	$318	$747	$1,303	$2,819
no redemption	$218	$747	$1,303	$2,819
Class I Shares	$117	$442	$790	$1,771
Class W Shares	$127	$473	$842	$1,881
Class R1 Shares	$218	$747	$1,303	$2,819
Class R2 Shares	$168	$596	$1,050	$2,309
Class R3 Shares	$143	$519	$920	$2,043
Class R4 Shares	$117	$442	$790	$1,771

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) in conjunction with UBS (UBS Global Asset Management (Americas) Inc., the sub-adviser to the fund) seeks to achieve a target total rate of return for the fund that meets or exceeds 5% per year on a real (i.e., inflation adjusted) basis, net of fund expenses, over a full market cycle, by generating returns from a combination of (1) MFS’ individual security selection of primarily equity securities and (2) UBS’ tactical market and currency exposure strategies using derivatives.  There is no assurance that the fund will meet this target over the long term or that the fund’s return will exceed 5% per year on a real basis, net of fund expenses, for any year or period of years.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions.  The fund’s performance may not be correlated with the performance of the markets or currencies represented by the individual investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS:  MFS primarily invests the fund’s assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g., small, mid, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign).  These allocations may vary significantly from time to time. MFS may invest the fund’s assets in companies of any size. In selecting investments for the fund, MFS is not constrained to any particular investment style.  MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The fund’s investments in foreign securities may include emerging market securities.

In addition, MFS may invest the fund’s assets in all types of corporate and government debt instruments of U.S. and foreign issuers, including lower-rated debt instruments and debt instruments of emerging market issuers.

MFS may also enter into short sales and invest the fund’s assets in derivatives. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS allocates assets to investment professionals by investment strategy. MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of individual issuers and/or instruments in light of issuers’ current financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are also considered.

Tactical Market and Currency Exposure by UBS:  MFS has engaged UBS to act as sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivatives. UBS will typically make extensive use of derivatives. UBS seeks to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund’s exposure to markets and currencies resulting from MFS’ individual security selection based on UBS’ analysis of global market and economic conditions and the risk/return potential of different markets and currencies.  UBS may adjust the fund’s net exposure to markets and/or currencies by taking net short positions in a market or currency if UBS believes the risk/return potential of such market or currency is unattractive.  Alternatively, UBS may cause the fund to take net long positions in a market or currency if UBS believes such market or currency appears attractive.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection and Allocation Risk: MFS’ analysis of an investment and UBS’ assessment of the risk/return potential of markets and currencies and its adjustment to the fund’s exposure to

MFS Diversified Target Return Fund

markets and currencies can be incorrect and can lead to an investment focus that results in the fund underperforming other funds that invest in similar investment types to those selected by MFS or have similar investment strategies.

Investment Strategy Risk:  The fund’s strategy to separate security selection decisions from market and currency exposure decisions may not be effective.

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets and less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Derivatives Risk:  Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Short Sale Risk:  A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out a short position at any particular time or at an acceptable price. Short sales can involve leverage. Investing the proceeds from short sale positions in other securities subjects the fund to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 14.02% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (15.58)% (for the calendar quarter ended December 31, 2008).

MFS Diversified Target Return Fund

Performance Table.  Average Annual Total Returns
(for the Periods Ended December 31, 2010)

Share Class	1 YEAR	LIFE INCEPTION 12/20/2007
Returns Before Taxes
B Shares	(1.44)%	(2.08)%
C Shares	1.50%	(1.36)%
I Shares	3.55%	(0.37)%
W Shares	3.32%	(0.44)%
R1 Shares	2.54%	(1.35)%
R2 Shares	3.03%	(0.86)%
R3 Shares	3.32%	(0.61)%
R4 Shares	3.55%	(0.34)%
A Shares	(2.68)%	(2.58)%
Returns After Taxes On Distributions
A Shares	(3.05)%	(3.95)%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(1.33)%	(2.61)%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital 1-3 Year U.S. Treasury Bond Index	2.40%	3.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

UBS serves as the sub-adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joseph C. Flaherty, Jr.	2007	Investment Officer of MFS
Natalie I. Shapiro	2007	Investment Officer of MFS
Curt Custard	2008	Investment Officer of UBS
Jonathan Davies	2010	Investment Officer of UBS
Andreas Koester	2010	Investment Officer of UBS
Phillip Torres	2010	Investment Officer of UBS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.